SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 JANUARY 6, 2004


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                        1-4717                  44-0663509
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                   Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

On January 6, 2004, Kansas City Southern ("KCS" or "Company") announced that the Delaware Court of Chancery has held Grupo TMM, S.A. ("TMM") in contempt in the dispute between KCS and TMM over the Acquisition Agreement. See the Press Release attached hereto as Exhibit 99.1 for further information.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.        DOCUMENT
              (99)               Additional Exhibits

              99.1 Press Release issued by Kansas City Southern dated January 6, 2004 entitled, "Kansas City Southern Issues Statement in Response to Delaware Court Decision," is attached hereto as
                                 Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Kansas City Southern


Date: January 9, 2004                   By:      /S/ RONALD G. RUSS
                                           ----------------------------------
                                                     Ronald G. Russ
                                           Executive Vice President and
                                           Chief Financial Officer

EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU



    DATE:             JANUARY 6, 2004

    CONTACT:          William H. Galligan                 Phone: 816/983-1551
                      william.h.galligan@kcsr.com

  KANSAS CITY SOUTHERN ISSUES STATEMENT IN RESPONSE TO DELAWARE COURT DECISION

Kansas City Southern (KCS) (NYSE:KSU) issued the following statement in response to today's ruling by the Delaware Court of Chancery regarding a motion to enforce injunction and hold Grupo TMM, S.A. (TMM) in contempt in the dispute between KCS and TMM over the Acquisition Agreement:

"The Delaware Court of Chancery held TMM in contempt of court for taking action inconsistent with its October 29, 2003 order that TMM abide by the terms and conditions of the Acquisition Agreement pending arbitration of the parties' dispute over the Agreement. The court held that by TMM causing its subsidiary Grupo TFM (GTFM) to revoke powers of attorney requiring the signature of a KCS representative for transactions in excess of $2.5 million and in granting new powers of attorney to TMM directors, Jose Serrano and Mario Mohar to act on behalf of the company, TMM violated provisions of the Acquisition Agreement. The previous order of the court required TMM to cause GTFM to conduct its business in accordance with past practices and not to directly or indirectly amend its organizational documents. The court ordered TMM to take the actions necessary to revoke the new powers of attorney, to re-enact the original powers of attorney, and to pay KCS its costs and attorney fees for bringing this motion for contempt. KCS believes the Delaware Court's decision is appropriate and upholds KCS's belief that TMM cannot arbitrarily take actions without KCS's concurrence."

KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.


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